EXHIBIT 10.40


                                  (Translation)


                BANGKOK METROPOL1TAN BANK PUBLIC COMPANY LIMITED
                   No.2 Chalermkhet 4 Road, Bangkok Metropolis
                              TeL 2230561, 2259999

                               LETTER OF GUARANTEE
                             Date September 25, 1996

     We, Bangkok Metropolitan Bank PubLic Company Limited, of No. 2 Chalermkhet 4 Road, Kwacog Thepsirin, Khet Pomprab, Bangkok Metropolis hereby issue this Letter of Guarantee to the Aiports Authority of Thailand under the following terms:

     Clause 1. According to the Contract on Permission to Sell Duty Free Merchandise and to Lease Premises to engage in business at the Bangkok Airport and Regional Airports dated March 6, 1996 Contract No. 6-04/1996 entered into between J.M.T. Duty Free Co., Ltd. and the Airports Authority of Thailand, under which J.M.T. Duty Free Co., Ltd. shall provide a Bank Guarantee to secure its performance thereunder, in the amount of Baht 325,000,000.(Three hundred twenty five million Baht only).

     Clause 2. We, Bangkok Metropolitan Bank Public Company Limited hereby warrant that if J.M T Duty Free Co., Ltd. fails to comply with any conditions of the Contract entered into with tte Airports AuthQrity of Tkailand or be in breach o,f any condition stipulated therein, and by which the Airports Authority of Thailand shall be entitled to claim for a penalty and/or damage from J.M.T Duty Free Co., Ltd, Bangkok Metropolitan Bank Public Company Limited agrees to make payment in the amount not exceeding Baht 325,000,000. (Three hundred twenty five milli on- Baht only). to the Airports Authority of Thailand for J.M.T. Duty Free Co., Ltd., and with our consent being given in cases the Airports Authority of Thailand grants any extension of time or relaxation in the performance under the Contract for J.M.T. Duty Free Co., Ltd.

     This Letter of Guarantee shall be effective from January 1, 1997 until December 31, 1998. Upon the expiry of such period, Bangkok Metropolitan Bank Public Company Limited shall be deemed released from any responsibility or liability herein made. IN WITNESS WHEREOF, we, Bangkok Metropolitan Bank Public Company Limited have set our hands in presence of witnesses.



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              For Bangkok Metropolitan Bank Public Company Limited

Signed   (Signature)    Guarantor        Signed     (Signature)        Guarantor
      -----------------                         ----------------------
   (Miss Nipaphan Ek-intumas)                  (Mr. Pongcharoen Sanguansak)
 Dep. Director of Credit and               Dep. Director of Credit and
  Security Div                               Security Div




Signed    (Signature)    Witness         Signed     (Signature)          Witness
      ------------------                        -------------------------
  (Miss Suvaree Sintupudhikul)                  (Mr. Prapas Uengcharoen)